                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549




                                    FORM 8-K





                                 Current Report



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of Earliest Event Reported) May 22, 1995



                                HEALTHDYNE, INC.
             (Exact name of registrant as specified in its charter)





           Georgia                         0-10647               58-1099590
- -------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 Incorporation or organization                               Identification No.)





                  1850 PARKWAY PLACE, MARIETTA, GEORGIA 30067
              (Address of principal executive offices)  (Zip code)





       Registrant's telephone number, including area code: 404/423-4500


================================================================================

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

        As previously reported in Current Reports on Form 8-K filed by Healthdyne Technologies, Inc. ("Technologies") dated May 1, 1995 and May 26, 1995, the Board of Directors of Healthdyne, Inc. ("Healthdyne") approved a plan on April 20, 1995 to distribute Healthdyne's 81 percent ownership interest in Technologies to the shareholders of Healthdyne in a tax-free distribution (the "Distribution"). No holder of shares of Healthdyne Common Stock were required to pay any cash or other consideration for the shares of Technologies Common Stock distributed or to surrender or exchange shares of Healthdyne Common Stock in order to receive Technologies Common Stock. The Board of Directors of Technologies previously approved a new Stock Option Plan and other arrangements related to the Distribution and, to the extent required, those actions were ratified on April 20, 1995 at the Technologies Annual Meeting of Shareholders. The Healthdyne Board of Directors established May 5, 1995 as the record date and May 22, 1995 as the date for the Distribution.

        The Distribution was effected on May 22, 1995 by mailing certificates for Technologies Common Stock to the holders of record of Healthdyne Common Stock on May 5, 1995. The fraction of a Technologies share distributed for each share of Common Stock of Healthdyne (0.65071) equalled 10,000,000 (the number of shares of Technologies Common Stock owned by Healthdyne) divided by 15,367,852 shares of Healthdyne Common Stock outstanding on the record date, rounded to the fifth decimal place. Each record holder of Healthdyne Common Stock received the number of whole Technologies shares which was obtained when
0.65071 was multiplied by the number of shares of Healthdyne Common Stock held by such record holder on the record date. Trust Company Bank, as Distribution Agent, aggregated the fractional Technologies shares, which were not distributed, into whole shares and sold them in the open market at a price of $11.75 per whole share, on behalf of holders who would otherwise have received such fractional shares. Such holders were mailed a cash payment for their fractional shares on May 22, 1995.

        At the time of the Distribution, there were 12,347,086 shares of Common Stock of Technologies outstanding and 10,000,000 of those shares were held by Healthdyne. The remaining 2,347,086 shares were held by persons other than Healthdyne and were available for public trading. Following the Distribution, Healthdyne does not own any shares of Technologies Common Stock and all 12,347,086 outstanding shares are available for public trading. Technologies' Common Stock is traded on the NASDAQ National Market System.

        On April 21, 1995 Healthdyne and Technologies entered into a Distribution Agreement, which set forth their rights and obligations in connection with the Distribution, and also executed related Tax Sharing and Tax Indemnity Agreements, a Corporate Services Agreement, an OEM Design and Manufacturing Agreement and a Tradename License Agreement. These agreements were described in the proxy statement for Technologies' 1995 Annual Meeting of Shareholders, were attached as exhibits to Technologies' Form 8-K dated May 1, 1995 and are incorporated by reference herein.





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
ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (b) Pro Forma Financial Information

                                HEALTHDYNE, INC.
        UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL INFORMATION

        The following unaudited pro forma consolidated condensed balance sheet as of March 31, 1995 and the unaudited pro forma consolidated condensed statements of earnings (loss) for the year ended December 31, 1994 and the three month period ended March 31, 1995, give effect to the Company's distribution of its 81% ownership interests in Healthdyne Technologies, Inc. to the Company's common shareholders. For purposes of the pro forma consolidated condensed balance sheet, the information is presented as if the distribution had occurred on March 31, 1995. For purposes of the pro forma consolidated statements of earnings (loss), the information is presented as if the distribution had occurred on January 1, 1994. These tables present historical financial information of Healthdyne, Inc. in the first column, the deletion of Healthdyne Technologies, Inc. in the second column, pro forma adjustments in the third column, and pro forma financial information of the remaining Healthdyne, Inc. business in the fourth column.

        The Pro Forma Financial Information does not purport to represent what Healthdyne's financial position or results of operations would actually have been had such transaction actually occurred on January 1, 1994 or March 31, 1995, and should be read in conjunction with the separate audited and unaudited consolidated financial statements and notes thereto of Healthdyne, which were included in Healthdyne's Annual Report on Form 10-K for the year ended December 31, 1994 and its Quarterly Report on Form 10-Q for the three months ended March 31, 1995, and the notes to the following pro forma financial statements.





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
                                HEALTHDYNE, INC.
            UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                                 MARCH 31, 1995
                                 (IN THOUSANDS)

                                                                                          March 31, 1995
                                                             ----------------------------------------------------------------------
                                                                Historical           Healthdyne          Pro Forma
ASSETS                                                       Healthdyne, Inc.    Technologies, Inc.     Adjustments      Pro Forma
- ------                                                       ----------------    ------------------     -----------      ---------
Current Assets:

     Cash and short-term investments                            $ 42,383                 2,258                0             40,125
     Trade accounts receivable, net                               40,679                27,339                0             13,340
     Inventories                                                  16,605                15,917                0                688
     Deferred income taxes                                         1,599                 1,888            1,888(A)           1,599
     Prepaid expenses and other current assets                     4,949                 1,045              682(B)           6,336
                                                                                                          1,750(C)
                                                                ------------------------------------------------------------------

                 Total current assets                            106,215                48,447            4,320             62,088

Property and equipment, net                                       18,770                 6,327                0             12,443
Goodwill and other intangibles, net                               25,527                17,555                0              7,972
Other assets                                                       9,437                 1,714            1,750(C)           9,473
                                                                ------------------------------------------------------------------

                                                                $159,949                74,043            6,070             91,976
                                                                ==================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
- ------------------------------------

Current liabilities:

     Current installments of long-term debt
       and obligations under capital leases                     $  1,129                   400                0                729
     Accounts payable, principally trade                          10,353                 8,423                0              1,930
     Other current liabilities                                    17,168                 7,818            1,888(A)          11,920
                                                                                                            682(B)
                                                                ------------------------------------------------------------------
                 Total current liabilities                        28,650                16,641            2,570             14,579

     Long-term debt and obligations under capital
       leases, excluding current installments                     26,438                22,800                0              3,638
     Deferred income taxes                                         4,070                     0                0              4,070
     Other long-term liabilities                                                            69                0                 69
                                                                ------------------------------------------------------------------

                 Total liabilities                                59,227                39,441            2,570             22,356

     Minority interest                                             6,517                 5,909                0                608

     Redeemable preferred stock                                        0                 3,500            3,500(C)               0

     Shareholders' equity:
       Common stock                                                  153                     0                0                153
       Additional paid-in capital                                111,338                25,193                0             86,145

       Accumulated deficit                                       (17,286)                    0                0            (17,286)
                                                                ------------------------------------------------------------------
       Total shareholders' equity                                 94,205                25,193                0             69,012
                                                                ------------------------------------------------------------------
                                                                $159,949                74,043            6,070             91,976
                                                                ==================================================================





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
                                HEALTHDYNE, INC.
    UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS (LOSS)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                    Year Ended December 31, 1994
                                                  ------------------------------------------------------------
                                                  Historical         Healthdyne
                                                  Healthdyne,       Technologies      Pro Forma
                                                     Inc.               Inc.         Adjustments     Pro Forma
                                                  ------------------------------------------------------------
Revenues                                           $152,422            89,012          3,377 (D)       66,787
Cost of revenues                                     80,653            55,441          2,535 (D)       27,747
                                                   --------           -------         ------          -------

   Gross profit                                      71,769            33,571            842           39,040

Selling and administrative expenses                  58,762            20,551              0           38,211
Provision for doubtful accounts                       5,835               460              0            5,375
Research and development expenses                     4,602             3,848              0              754
                                                   --------           -------         ------          -------

   Operating profit (loss)                            2,570             8,712            842           (5,300)

Interest income                                       1,485               305            298 (E)        1,478
Interest expense                                     (1,230)             (634)             0             (596)
Other income (expense), net                              28               105              0              (77)
Minority interest                                      (655)                0              0             (655)
                                                   --------           -------         ------          -------

   Earnings (loss) before income tax
    expense and minority interest
    in net earnings of subsidiaries                   2,198             8,488          1,140           (5,150)

Income tax expense                                      562             3,383          2,821 (F)            0
                                                   --------           -------         ------          -------

   Earnings (loss) before minority interest
    in net earnings of subsidiaries                   1,636             5,105         (1,681)          (5,150)
                                                   --------           -------         ------          -------

Minority interest in net earnings
 of subsidiary                                          970                 0           (970)(G)            0
                                                   --------           -------         ------          -------

Earnings (loss) from continuing operations         $    666             5,105           (711)          (5,150)
                                                   ========           =======         ======          =======

Net earnings (loss) per common share and
 common share equivalent from continuing
 operations                                        $   0.04                                           $ (0.34)
                                                   ========                                           =======

Weighted average number of common
 shares and common share equivalents                 15,335                                            15,335
                                                   ========                                           =======

                                                                 Three Months Ended March 31, 1995
                                                   -----------------------------------------------------------
                                                   Historical        Healthdyne
                                                   Healthdyne       Technologies      Pro Forma
                                                      Inc.              Inc.         Adjustments     Pro forma
                                                   -----------------------------------------------------------
Revenues                                           $ 44,461            27,664            489 (D)       17,286
Cost of revenues                                     24,067            17,162            367 (D)        7,272
                                                   --------           -------         ------          -------

   Gross profit                                      20,394            10,502            122           10,014

Selling and administrative expenses                  16,221             6,270              0            9,951
Provision for doubtful accounts                       1,373               175              0            1,198
Research and development expenses                     1,322             1,112              0              210
                                                   --------           -------         ------          -------

   Operating profit (loss)                            1,478             2,945            122           (1,345)

Interest income                                         760                71             61 (E)          750
Interest expense                                       (520)             (443)             0              (77)
Other income (expense), net                            (288)              (16)             0             (272)
Minority interest                                      (214)                0              -             (214)
                                                   --------           -------         ------          -------

   Earnings (loss) before income tax
    expense and minority interest
    in net earnings of subsidiaries                   1,216             2,557            183           (1,158)

Income tax expense                                      260             1,010            750 (F)            0
                                                   --------           -------         ------          -------

   Earnings (loss) before minority interest
    in net earnings of subsidiaries                     956             1,547           (567)          (1,158)
                                                   --------           -------         ------          -------

Minority interest in net earnings
 of subsidiary                                          294                 0           (294)(G)            0
                                                   --------           -------         ------          -------

Earnings (loss) from continuing operations         $    662             1,547           (273)          (1,158)
                                                   ========           =======         ======          =======

Net earnings (loss) per common share and
 common share equivalent from continuing
 operations                                        $   0.04                                            ($0.07)
                                                   ========                                           =======

Weighted average number of common
 shares and common share equivalents                 15,750                                            15,750
                                                   ========                                           =======





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
                                HEALTHDYNE, INC.
                   UNAUDITED NOTES TO PRO FORMA CONSOLIDATED
                         CONDENSED FINANCIAL STATEMENTS
                             (AMOUNTS IN THOUSANDS)


(A) Reflects the deletion of the elimination of the deferred tax asset of Healthdyne Technologies, Inc. and an offsetting increase in "Other Current Liabilities" resulting in the continued reporting of the deferred tax asset that remains with the Company after the Distribution of Healthdyne Technologies, Inc.

(B) Reflects the reclassification of the amount due from Healthdyne Technologies, Inc.

(C) Reflects the exchange of the Company's investment in redeemable preferred stock of Healthdyne Technologies, Inc. for a $3,500 note receivable of Healthdyne Technologies, Inc., bearing interest at the rate of 7% per annum, payable in four semi-annual installments beginning June 30, 1995.

(D) Reflects the deletion of the elimination of revenues and cost of revenues arising from intercompany transactions.

(E) Reflects additional interest income resulting from the exchange of the Company's investment in redeemable preferred stock of Healthdyne Technologies, Inc. for a $3,500, 7% interest bearing note of Healthdyne Technologies, Inc.

(F) Reflects the adjustment to income tax expense. No tax benefit is recognized by the Company on the pro forma loss before income tax expense due to the Company's available net operating loss carryforwards.

(G) Reflects the elimination of minority interest in net earnings of Healthdyne Technologies, Inc.





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
(c) Exhibits.

Exhibit                  Description
- -------                  -----------

(10)(rr) Distribution Agreement, dated as of April 21, 1995, by and between Healthdyne, Inc. and Healthdyne Technologies, Inc. (Incorporated by reference to Exhibit 10.18 filed with the Current Report on Form 8-K of Healthdyne Technologies, Inc. dated May 1, 1995.)

(10)(ss) Tax Sharing Agreement, dated as of April 21, 1995, by and between Healthdyne, Inc. and Healthdyne Technologies, Inc. (Incorporated by reference to Exhibit 10.19 filed with the Current Report on Form 8-K of Healthdyne Technologies, Inc. dated May 1, 1995.)

(10)(tt) Tax Indemnity Agreement, dated as of April 21, 1995, by and between Healthdyne, Inc. and Healthdyne Technologies, Inc. (Incorporated by reference to Exhibit 10.20 filed with the Current Report on Form 8-K of Healthdyne Technologies, Inc. dated May 1, 1995.)

(10)(uu) Corporate Services Agreement, dated as of April 21, 1995, by and between Healthdyne, Inc. and Healthdyne Technologies, Inc. (Incorporated by reference to Exhibit 10.21 filed with the Current Report on Form 8-K of Healthdyne Technologies, Inc. dated May 1, 1995.)

(10)(vv) OEM Design and Manufacturing Agreement, dated as of April 21, 1995, by and between Healthdyne, Inc. and Healthdyne Technologies, Inc. (Incorporated by reference to Exhibit 10.22 filed with the Current Report on Form 8-K of Healthdyne Technologies, Inc. dated May 1, 1995.)

(10)(ww) Tradename License Agreement, dated as of April 21, 1995, by and between Healthdyne, Inc. and Healthdyne Technologies, Inc. (Incorporated by reference to Exhibit 10.23 filed with the Current Report on Form 8-K of Healthdyne Technologies, Inc. dated May 1, 1995.)

(10)(xx) Amendment to Distribution Agreement, dated May 4, 1995, between Healthdyne, Inc. and Healthdyne Technologies, Inc. (Incorporated by reference from the Healthdyne, Inc. Quarterly Report on Form 10-Q for the period ended March 31, 1995.)





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
                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         HEALTHDYNE, INC.



Date:  June 1, 1995                      Donald R. Millard
                                         -----------------------------------
                                         Donald R. Millard
                                         Vice President - Finance,
                                         Chief Financial Officer and
                                         Treasurer





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